Exhibit 99.1

MONARCH FINANCIAL REPORTS 2013 FINANCIAL

RESULTS AND DECLARES CASH DIVIDEND

Chesapeake, VA - Monarch Financial Holdings, Inc. (Nasdaq: MNRK), the bank holding company for Monarch Bank, reported annual and fourth quarter financial results and declared a quarterly cash dividend. The Board of Directors announced the quarterly common stock cash dividend of $0.07 per common share, payable on February 28, 2014, to shareholders of record on February 10, 2014.

Annual 2013 highlights are:

•	Net income of $11,091,007, for a return on equity of 11.97%

•	Diluted earnings per share of $1.08

•	Net Loans held for investment grew $51.6 million, up 7.8%

•	Non-performing assets at 0.26% of total assets

•	Net Interest Margin of 4.13%

•	$1.98 billion in mortgage loans closed, 65% for home purchases

Fourth quarter 2013 highlights are:

•	Quarterly net income of $2,156,566, for a return on equity of 8.88%

•	Diluted earnings per share of $0.20

•	$350 million in mortgage loans closed, 80% for home purchases

“We are proud to announce the best year in our history for total shareholder return, and the second best year for company financial performance. Market-driven declines in mortgage production, which was at an all-time high in 2012, resulted in a much lower mortgage banking contribution in 2013. Our banking and investment operations produced record results, with loans held for investment, core deposits, and assets under management all growing, driving higher revenue and net income for those segments.” stated Brad E. Schwartz, Chief Executive Officer. “Non-performing assets hit a five-year low of 0.26% of total assets. The market has responded to our standout performance with price appreciation in our common stock that, when combined with two increases in our common stock dividends during the year, produced a 52% total shareholder return for 2013.”

For 2013 net income was $11,091,007 compared to $12,824,869 for the same period in 2012. For 2013 net income available to common shareholders was $11,091,007 compared to $11,422,337 for the same period in 2012 when preferred stock dividends were paid. The 2013 return on average equity (ROE) was 11.97%, and the annualized return on average assets (ROA) was 1.07%. Annual diluted earnings per share were $1.08 compared to $1.25 per share in 2012.

Net income was $2,156,566 for the fourth quarter of 2013, down from the same period in 2012 which was the best quarter in the Company’s history, driven by large mortgage refinance activity. The quarterly annualized return on average equity (ROE) was 8.88%, and the quarterly return on average assets (ROA) was 0.86%. Diluted earnings per share were $0.20.

Total assets at December 31, 2013 were $1.02 billion. In 2013 loans held for investment grew 7.8% to $712 million while mortgage loans held for sale declined 76% to $100 million. While total deposit growth was flat compared to one year ago, the mix of deposits changed and we had solid growth in local core deposits. Demand deposit and money market accounts grew while time deposits were reduced. Demand deposits represent 29% of total deposits. Monarch Bank remains the second largest community bank by deposit market share in the Greater Hampton Roads Metropolitan Area. Borrowings declined $198 million or 99% from one year prior. At December 31, 2012 the Bank utilized non-core deposits and borrowings to fund the historically high volume of mortgage loans closed and that funding is no longer necessary.

“We are pleased with our 7.8% year over year loan growth, and the fact we grew while maintaining a strong net interest margin and superior asset quality.” stated E. Neal Crawford Jr., President of Monarch Bank. “Our peninsula expansion is going well, along with the integration of Monarch Bank Private Wealth into our client base. We will continue to focus on building lasting relationships with our clients through exceptional service.”

Non-performing assets were 0.26% as of December 31, 2013 compared to 0.30% one year prior, and non-performing loans to loans held for investment were 0.32% compared to 0.55% one year prior. Non-performing assets were $2.6 million, comprised of $472 thousand in loans 90 days or more past due and still accruing interest, $1.8 million in non-accrual loans and $0.3 million in other real estate owned. The allowance for loan losses represents 1.27% of total loans held for investment and 395% of non-performing loans.

Capital strength continues to grow by all measures. Average equity to average assets rose to 9.73% at year-end 2013, a 33% increase from 7.29% one year prior. Total risk-based capital to risk weighted assets at Monarch Bank rose to 13.95%, meaningfully higher than the required level to meet the highest rating of “Well Capitalized” by federal banking regulators. Cash dividends of $0.07 per share were paid in the fourth quarter of 2013, and a total of $0.24 per share was paid during the year, an increase of 26% over 2012. Monarch was again awarded the highest 5-Star “Superior” rating by Bauer Financial, an independent third-party bank rating agency that rates banks on safety and soundness.

Net interest income, our number one driver of profitability, decreased 2% or $990,000 during 2013 compared to 2012. A decrease in the average balance of our mortgage loans held for sale of 38% was partially offset by increases in the average balance of our loans held for investment portfolio and a reduction in our funding costs. Our net interest margin for the year 2013 and for the fourth quarter of 2013 was 4.13%.

Non-interest income decreased $19.9 million or 22% in 2013 over the previous year, while non-interest expenses declined by $13.3 million, increasing net overhead expense by $6.6 million compared to the previous year. A decline in mortgage banking revenues was the driver of the decline in non-interest income. Investment revenues related to Monarch Bank Private Wealth totaled $1.1 million for the year compared to $173 thousand the previous year, a significant increase. The Company was recently recognized by Raymond James Financial Services as having a top performing investment program, with $185 million in assets under management accumulated since the formation of Monarch Bank Private Wealth in September of 2012.

Mortgage revenue remains the number one driver of non-interest income. $350 million in mortgage loans were closed during the fourth quarter of 2013 (80% purchase) compared to $762 million in the fourth quarter of 2012 (39% purchase). Monarch closed $1.98 billion in mortgage loans during 2013 compared to $2.7 billion in 2012. The reduction in mortgage revenue was due to lower margins driven by competition and loan mix, a lower volume of closings, and reduced balances and related earnings from our loans held for sale portfolio. Ongoing and aggressive expense reductions are being made in our mortgage operations to better align our expense structure with current and forecasted mortgage production levels.

“Our current focus is to continue to grow market share in a declining market environment. Our long-term focus has always been on purchase mortgage lending, with 80% of the loans closed in the fourth quarter of 2013 used to purchase homes.” stated William T. Morrison, CEO of Monarch Mortgage. “We continue to make adjustments to our delivery system and expense structure that should drive improved profitability to the bottom line in 2014.”

Monarch Financial Holdings, Inc. is the one-bank holding company for Monarch Bank. Monarch Bank is a community bank with eleven banking offices in Chesapeake, Virginia Beach, Norfolk, Suffolk, and Williamsburg Virginia. Monarch Bank also has a loan production office in Newport News, Virginia. OBX Bank, a division of Monarch Bank, operates offices in Kitty Hawk and Nags Head, North Carolina.

Monarch Mortgage and our affiliated mortgage companies have over thirty-five offices with locations in Virginia, North Carolina, Maryland, and South Carolina. Our subsidiaries/ divisions include Monarch Bank, OBX Bank, Monarch Mortgage (secondary mortgage origination), OBX Bank Mortgage (secondary mortgage origination), Coastal Home Mortgage, LLC (secondary mortgage origination), Regional Home Mortgage, LLC (secondary mortgage origination), Advance Financial Group (secondary mortgage origination), Monarch Bank Private Wealth (investment, trust, planning and private banking), Monarch Investments (investment and insurance solutions), Real Estate Security Agency, LLC (title agency) and Monarch Capital, LLC (commercial mortgage brokerage). The shares of common stock of Monarch Financial Holdings, Inc. are publicly traded on the Nasdaq Capital Market under the symbol “MNRK”.

This press release may contain “forward-looking statements,” within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Company and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Company’s most recent Form 10-K and 10-Q reports and other documents filed with the Securities and Exchange Commission. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Contact:	Brad E. Schwartz – (757) 389-5111, www.monarchbank.com
Date:	January 30, 2014

Consolidated Balance Sheets

Monarch Financial Holdings, Inc. and Subsidiaries

(In thousands)

Unaudited

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
ASSETS:
Cash and due from banks	$18,971	$21,016	$19,050	$17,414	$27,364
Interest bearing bank balances	31,955	24,504	15,195	14,099	14,667
Federal funds sold	53,985	83,454	56,972	21,937	15,744

Investment securities, at fair value	48,822	16,973	16,573	16,493	14,634

Loans held for sale	99,718	120,435	166,586	242,457	419,075

Loans held for investment, net of unearned income	712,671	697,541	697,376	692,410	661,094
Less: allowance for loan losses	(9,061)	(11,228)	(11,320)	(10,788)	(10,910)

Net loans	703,610	686,313	686,056	681,622	650,184

Bank premises and equipment, net	28,882	28,454	28,101	27,507	25,448
Restricted equity securities, at cost	3,683	3,666	3,792	3,781	12,363
Bank owned life insurance	7,409	7,351	7,290	7,231	7,173
Goodwill	775	775	775	775	775
Intangible assets, net	104	149	194	238	283
Accrued interest receivable and other assets	18,786	18,857	20,815	21,421	27,868

Total assets	$1,016,700	$1,011,947	$1,021,399	$1,054,975	$1,215,578

LIABILITIES:
Demand deposits - non-interest bearing	$206,891	$222,021	$218,880	$201,346	$190,120
Demand deposits - interest bearing	55,528	48,302	52,101	57,074	65,369
Money market deposits	374,462	364,488	341,042	332,305	335,899
Savings deposits	22,137	22,665	22,172	23,579	22,127
Time deposits	234,100	228,652	264,491	317,181	288,267

Total deposits	893,118	886,128	898,686	931,485	901,782

FHLB borrowings	1,175	1,200	1,225	1,250	194,299
Short Term borrowings	—	—	—	5,000	5,000
Federal funds purchased	—	—	—	—	—
Trust preferred subordinated debt	10,000	10,000	10,000	10,000	10,000
Accrued interest payable and other liabilities	14,661	17,855	16,733	14,894	15,550

Total liabilities	918,954	915,183	926,644	962,629	1,126,631

STOCKHOLDERS’ EQUITY:
Preferred Stock	—	—	—	—	2,406
Common stock	51,432	51,230	50,873	50,821	41,632
Capital in excess of par value	7,069	6,755	6,521	6,300	12,718
Retained earnings	39,437	38,014	36,233	33,790	30,786
Accumulated other comprehensive loss	(419)	(406)	(480)	(174)	(200)

Total Monarch Financial Holdings, Inc. stockholders’ equity	97,519	95,593	93,147	90,737	87,342
Noncontrolling interest	227	1,171	1,608	1,609	1,605

Total equity	97,746	96,764	94,755	92,346	88,947

Total liabilities and stockholders’ equity	$1,016,700	$1,011,947	$1,021,399	$1,054,975	$1,215,578

Preferred shares outstanding at period end	—	—	—	—	481,123
Common shares outstanding at period end (1)	10,502,323	10,480,023	10,408,544	10,398,073	8,557,939
Nonvested shares of common stock included in commons shares outstanding (1)	215,960	233,960	233,960	233,960	231,460

Book value per common share at period end (1) (2)	$9.29	$9.12	$8.95	$8.73	$8.80
Tangible book value per common share at period end (1) (3)	$9.20	$9.03	$8.86	$8.63	$8.68
Closing market price (1)	$12.31	$11.72	$10.83	$10.61	$8.22

Total risk based capital - Consolidated company	13.91%	13.70%	13.42%	13.21%	12.05%
Total risk based capital - Bank	13.95%	13.84%	13.66%	13.94%	12.73%

(1)	All share information has been adjusted to reflect the 6 for 5 stock split granted December 7, 2012 and cash in lieu of fractional shares.
(2)	Book value per common share is defined as stockholders’ equity divided by as-converted common shares outstanding.
(3)	Tangible book value per common share is defined as stockholders’ equity less goodwill and other intangibles divided by as-converted commons shares outstanding.

Consolidated Statements of Income

Monarch Financial Holdings, Inc. and Subsidiaries

Unaudited

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
INTEREST INCOME:
Interest on federal funds sold	$42,283	$4,208	$115,963	$23,343
Interest on other bank accounts	28,626	8,279	58,027	21,438
Dividends on equity securities	67,540	50,422	277,700	191,396
Interest on investment securities	60,311	50,294	230,496	200,285
Interest and fees on loans	10,478,477	12,577,364	43,666,251	46,032,003

Total interest income	10,677,237	12,690,567	44,348,437	46,468,465

INTEREST EXPENSE:
Interest on deposits	905,970	1,206,595	3,936,203	4,962,290
Interest on trust preferred subordinated debt	122,850	125,214	491,910	494,911
Interest on other borrowings	15,002	259,195	358,345	459,032

Total interest expense	1,043,822	1,591,004	4,786,458	5,916,233

NET INTEREST INCOME	9,633,415	11,099,563	39,561,979	40,552,232
PROVISION FOR LOAN LOSSES	—	517,456	—	4,831,133

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,633,415	10,582,107	39,561,979	35,721,099

NON-INTEREST INCOME:
Mortgage banking income	13,276,836	23,950,026	65,672,402	86,337,921
Service charges and fees	502,373	489,830	1,941,926	1,830,018
Title income	124,774	237,238	789,253	814,487
Investment and insurance income	336,002	106,529	1,053,429	172,667
Other income	111,924	96,113	425,261	605,713

Total non-interest income	14,351,909	24,879,736	69,882,271	89,760,806

NON-INTEREST EXPENSE:
Salaries and employee benefits	8,772,157	8,199,075	34,112,834	29,868,159
Commissions and incentives	5,248,131	12,986,177	28,344,347	46,572,529
Occupancy and equipment	2,220,634	1,948,464	8,449,912	7,089,757
Loan expense	1,526,317	2,461,957	7,891,835	8,487,520
Marketing expense	807,717	775,861	2,873,259	2,412,674
Data processing	459,681	455,785	1,696,535	1,525,401
Other expenses	1,527,715	2,230,718	7,542,096	8,299,574

Total non-interest expense	20,562,352	29,058,037	90,910,818	104,255,614

INCOME BEFORE TAXES	3,422,972	6,403,806	18,533,432	21,226,291

Income tax provision	(1,179,017)	(2,337,743)	(6,386,040)	(7,426,785)

NET INCOME	2,243,955	4,066,063	12,147,392	13,799,506

Less: Net income attributable to noncontrolling interest	(87,389)	(297,690)	(1,056,385)	(974,637)

NET INCOME ATTRIBUTABLE TO MONARCH FINANCIAL HOLDINGS, INC	$2,156,566	$3,768,373	$11,091,007	$12,824,869

Preferred stock dividend and accretion of preferred stock discount	—	(237,943)	—	(1,402,532)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$2,156,566	$3,530,430	$11,091,007	$11,422,337

NET INCOME PER COMMON SHARE:

Basic	$0.21	$0.44	$1.09	$1.54
Diluted	$0.20	$0.37	$1.08	$1.25

Weighted average basic shares outstanding	10,486,056	7,980,259	10,167,156	7,400,443
Weighted average diluted shares outstanding	10,535,313	10,315,360	10,299,471	10,255,992

Return on average assets	0.86%	1.28%	1.07%	1.26%
Return on average stockholders’ equity	8.88%	17.51%	11.97%	15.84%

(1)	All share information has been adjusted to reflect the 6 for 5 stock split granted December 7, 2012 and cash in lieu of fractional shares.

Financial Highlights

Monarch Financial Holdings, Inc. and Subsidiaries

(Dollars in thousands, except per share data)	For the Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
EARNINGS
Interest income	$10,677	$10,842	$10,976	$11,854	$12,690
Interest expense	(1,044)	(1,121)	(1,184)	(1,438)	(1,591)

Net interest income	9,633	9,721	9,792	10,416	11,099
Provision for loan losses	—	—	—	—	(517)
Noninterest income - mortgage banking income	13,277	15,510	20,572	16,166	23,826
Noninterest income - other	1,075	1,018	1,102	1,015	1,054
Noninterest expense	(20,562)	(22,315)	(26,173)	(21,861)	(29,058)

Pre-tax net income	3,423	3,934	5,293	5,736	6,404
Minority interest in net income	(87)	(108)	(428)	(285)	(298)
Income taxes	(1,179)	(1,416)	(1,798)	(1,993)	(2,338)

Net income	$2,157	$2,410	$3,067	$3,458	$3,768

PER COMMON SHARE
Earnings per share - basic	$0.21	$0.23	$0.29	$0.37	$0.44
Earnings per share - diluted	0.20	0.23	0.29	0.33	0.37
Common stock - per share dividends	0.07	0.06	0.06	0.05	0.05
Average Basic Shares Outstanding	10,486,056	10,464,992	10,401,992	9,300,760	7,980,259
Average Diluted Shares Outstanding	10,535,313	10,519,472	10,483,420	10,451,897	10,315,360

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$11,228	$11,320	$10,788	$10,910	$10,890
Provision for loan losses	—	—	—	—	517
Charge-offs	(2,252)	(137)	(279)	(554)	(622)
Recoveries	85	45	811	432	125

Net charge-offs	(2,167)	(92)	532	(122)	(497)

Ending balance	$9,061	$11,228	$11,320	$10,788	$10,910

COMPOSITION OF RISK ASSETS
Nonperforming loans:
90 days past due	$472	$82	$—	$351	$153
Nonaccrual loans	1,824	2,883	2,933	3,149	3,483
OREO	302	95	95	95	0

Nonperforming assets	2,598	3,060	3,028	3,595	3,636

ASSET QUALITY RATIOS
Nonperforming assets to total assets	0.26%	0.30%	0.30%	0.34%	0.30%
Nonperforming loans to total loans	0.32	0.43	0.42	0.51	0.55
Allowance for loan losses to total loans held for investment	1.27	1.61	1.62	1.56	1.65
Allowance for loan losses to nonperforming loans	394.64	378.68	385.95	308.23	300.06
Annualized net charge-offs to average loans held for investment	1.25	0.05	-0.31	0.07	0.31

FINANCIAL RATIOS
Return on average assets	0.86%	0.94%	1.19%	1.27%	1.28%
Return on average stockholders’ equity	8.88	10.18	13.42	15.86	17.51
Net interest margin (FTE)	4.13	4.11	4.11	4.12	4.02
Non-interest revenue/Total revenue	57.3	60.4	66.4	59.2	66.3
Efficiency - Consolidated	85.5	84.8	83.0	79.1	80.4
Efficiency - Bank only	60.4	59.1	58.2	53.1	54.5
Average equity to average assets	9.73	9.27	8.88	8.00	7.29

PERIOD END BALANCES (Amounts in thousands)
Total loans held for sale	$99,718	$120,435	$166,586	$242,457	$419,075
Total loans held for investment	712,671	697,541	697,376	692,410	661,094
Interest-earning assets	952,981	950,760	960,481	994,946	1,141,180
Assets	1,016,700	1,011,947	1,021,399	1,054,975	1,215,578
Total deposits	893,118	886,128	898,686	931,485	901,782
Other borrowings	11,175	11,200	11,225	16,250	209,299
Stockholders’ equity	97,519	95,593	93,147	90,737	87,342

AVERAGE BALANCES (Amounts in thousands)
Total loans held for sale	$104,104	$136,660	$200,733	$316,189	$423,354
Total loans held for investment	695,074	692,731	680,037	665,542	637,774
Interest-earning assets	935,059	946,575	964,872	1,033,838	1,103,667
Assets	990,734	1,013,932	1,032,345	1,105,933	1,173,820
Total deposits	869,113	882,553	908,229	865,146	945,297
Other borrowings	11,199	11,257	11,250	123,291	114,140
Stockholders’ equity	96,415	93,958	91,638	88,430	85,584

MORTGAGE PRODUCTION (Amounts in thousands)
Dollar volume of mortgage loans closed	$349,695	$478,304	$607,189	$542,235	$762,131
Percentage of refinance based on dollar volume	20.3%	22.6%	39.2%	56.8%	61.4%